UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2006

Commission File Number 0-10211	Exact Name of Registrant as Specified in Charter,
State or Other Jurisdiction of Incorporation,
Address of Principal Executive Offices, Zip Code and
Registrant’s telephone number, including area code
Inter-Tel, Incorporated
1615 S. 52nd Street
Tempe, Arizona 85281	IRS Employer Identification No. 86-0220994
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     Settlement Agreement with Steven G. Mihaylo
     On May 5, 2006, Inter-Tel Incorporated (the “Inter-Tel” or the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with Mr. Steven G. Mihaylo (“Mr. Mihaylo”) and Summit Growth Management LLC, a wholly owned affiliate of Mr. Mihaylo (“Summit”). In addition to other related issues, the Settlement Agreement provides that:
•	Inter-Tel will appoint Mr. Mihaylo, Dr. Anil K. Puri and Kenneth L. Urish (the “Mihaylo Nominees”) to the Inter-Tel Board of Directors (the “Board”) on May 6, 2006, and the Board will be increased to eleven directors from eight.

•	Inter-Tel will nominate, and recommend the election of, the three nominees proposed by Mr. Mihaylo for election to the Board of Directors at the 2006 Annual Meeting.

•	Mr. Mihaylo will withdraw his proposals and proxy solicitation for the 2006 Annual Meeting, and vote in favor of the slate of eleven directors nominated by Inter-Tel and the other proposals presented by Inter-Tel.

•	Inter-Tel will provide Mr. Mihaylo with access to confidential information regarding Inter-Tel subject to the Confidentiality Agreement attached as Exhibit 10.2 and comprising Exhibit B to the Settlement Agreement in order to facilitate his ability to make an all-cash acquisition proposal should he chose to do so.

•	Inter-Tel will review any acquisition proposal submitted by Mr. Mihaylo in a timely manner.

•	Prior to December 31, 2006, subject to earlier termination under certain circumstances, Mr. Mihaylo may not make an offer to acquire to Inter-Tel other than an all-cash proposal to acquire all of the shares of the Company and with regard to which he has notified Inter-Tel at least five (5) business days in advance.

•	If the Inter-Tel board of directors determines that the initial acquisition proposal, if any, submitted by Mr. Mihaylo prior to June 15, 2006, is not in the best interests of shareholders, then, upon the request of Mr. Mihaylo given within the following two weeks, Inter-Tel will call a special meeting of shareholders to consider a proposal submitted by Mr. Mihaylo urging that the company be sold to the highest bidder, which proposal may be opposed by the Company.

•	Nothing in the agreement prevents Inter-Tel from having discussions, or entering into a definitive acquisition agreement, with third parties.
The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Settlement Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

     The relationship of Mr. Mihaylo with the Registrant is described below in Item 5.02. The only relationship between Summit and the Company is that Summit is a holder of more than ten percent (10%) of the outstanding stock. Summit is wholly-owned by Mr. Mihaylo.
     Director Compensation for Advisory Committee and Special Committee Activities
     On May 4, 2006, the Board approved a policy to compensate those members of the Board who have served the Company by participating in meetings of the advisory committee but who are not themselves members of the advisory committee retroactive to the advisory committee's formation in early April 2006. The Board approved compensation of $1,500 per meeting for those directors, commensurate with the compensation paid to members of the advisory committee. In addition, the Board formed a Special Committee in part to consider matters as to which the Special Committee may determine that Mr. Mihaylo and/or the other Mihaylo Nominees may have potential or actual conflicting financial or other interests and/or loyalties and approved compensation of $1,500 per meeting for those directors The Company’s revised director compensation schedule is attached hereto as Exhibit 10.3.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As described in Item 1.01 above, there was an arrangement or understanding between the Company, Mr. Mihaylo, and Summit, consisting of the Settlement Agreement, pursuant to which on May 6, 2006, the Company, acting through its Board of Directors (1) increased the number of directors to eleven and (2) appointed Mr. Mihaylo, Anil K. Puri and Kenneth L. Urish as members of the Board of Directors.
     According to a Schedule 13D filed with the SEC on March 6, 2006, as thrice amended, taking into account Company shares owned by Summit, Mr. Mihaylo is the beneficial owner of 5,179,498 Company shares, comprising 19.8% of the Company’s outstanding shares. Mr. Mihaylo previously served as the chief executive officer of the Company until his resignation on February 22, 2006. During calendar 2005 and in 2006 until his resignation, he received compensation for his services consisting of a base salary at the per annum rate of $350,000, a bonus opportunity which was never realized, and a car allowance at the per annum rate of $6,000. Although Mr. Mihaylo has indicated that he may propose transactions with the Company or its shareholders in a Schedule 13D filed with the SEC on March 6, 2006, as thrice amended, the Company knows of no currently proposed transaction or series of transactions between the Company and Mr. Mihaylo or his family members involving in excess of $60,000 and Mr. Mihaylo has indicated to the Company that he knows of no such currently proposed transaction or series of transactions.
     At the present time none of Mr. Mihaylo, Dr. Puri or Mr. Urish have been named to any committees of the Board.
Item 8.01 Other Events
     The Company and Mr. Mihaylo issued the press release attached as Exhibit 99.1 and comprising Exhibit A to the Settlement Agreement concerning the Settlement Agreement, which is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
10.1	Settlement Agreement, dated May 5, 2006 among Inter-Tel, Incorporated, Steven G. Mihaylo and Summit Growth Management LLC. Exhibits 99.1 and 10.2 comprise Exhibits A and B, respectively, to the Settlement Agreement.

10.2	Confidentiality Agreement, dated May 5, 2006 between Inter-Tel, Incorporated and Steven G. Mihaylo

10.3	Director Compensation Schedule

99.1	Press Release issued by Inter-Tel Incorporated on May 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

Inter-Tel, Incorporated (Registrant)
	By:	/s/ Kurt R. Kneip
		Name:	Kurt R. Kneip
Dated: May 11, 2006		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement, dated May 5, 2006 among Inter-Tel, Incorporated, Steven G. Mihaylo and Summit Growth Management LLC. Exhibits 99.1 and 10.2 comprise Exhibits A and B, respectively, to the Settlement Agreement.

10.2	Confidentiality Agreement, dated May 5, 2006 between Inter-Tel, Incorporated and Steven G. Mihaylo

10.3	Director Compensation Schedule

99.1	Press Release issued by Inter-Tel, Incorporated on May 5, 2006